UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Magnachip Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Magnachip Semiconductor, Ltd.

15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu

Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea

(Address of principal executive offices)

Not Applicable

(Zip Code)

+82 (2) 6903-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2026, Magnachip Semiconductor Corporation (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Sales Agent”), pursuant to which the Company may offer and sell, from time to time, shares of its common stock, par value $0.01 per share (the “Shares”) having an aggregate offering price of up to $50,000,000 through the Sales Agent, acting as its agent, or directly to the Sales Agent, acting as principal.

The Company currently intends to use any net proceeds from sales of the Shares under the Sales Agreement for general corporate purposes, which may include investments in strategic growth initiatives and technologies that support AI data centers and robotics.

The offer and sale of the Shares will be made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-296756), which the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 12, 2026 and which was declared effective on June 16, 2026, the base prospectus included therein, and a related prospectus supplement, which the Company filed with the SEC on June 17, 2026. An opinion of Goodwin Procter LLP with respect to the validity of Shares that may be issued and sold pursuant to the Sales Agreement under the prospectus supplement and the related base prospectus is filed herewith as Exhibit 5.1.

The Company is not obligated to sell any Shares pursuant to the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, the Sales Agent has agreed to use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell Shares from time to time in accordance with the Company’s instructions, including any price, time or size limits or other customary parameters or conditions the Company may impose.

The Sales Agreement may be terminated for any reason, at any time, by either the Company or the Sales Agent upon written notice to the other party.

The Sales Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

1.1	At Market Issuance Sales Agreement, dated as of June 17, 2026, by and among Magnachip Semiconductor Corporation and B. Riley Securities, Inc.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: June 17, 2026	By:	/s/ Shinyoung Park
Shinyoung Park
Chief Financial Officer